Manager's Commentary

Market Review

The Greater China equity markets retreated sharply in October 2018, posting the worst monthly returns since the Asian financial crisis. In particular, the China A-Share market reached its lowest level in nearly four years, taking its year to date decline to over 25% in US dollar ("USD") terms. As to macro-economic data, China's gross domestic product expanded at an annualized rate of 6.5% in the third quarter, the slowest quarterly pace of growth since early 2009. October's official purchasing managers' index of manufacturing activity slowed to its lowest level in two years, reinforcing concerns over the trade conflict with the United States. Reacting to these weak data points, the Chinese government pledged to provide measures to support the economy and financial markets, and the People's Bank of China announced a further cut to banks' reserve requirement ratio.

Fund Review

The China Fund Inc. (the "Fund") slightly underperformed its benchmark in October 2018. Stock selection within industrials and financials were the major detractors; while an underweight position in communication services, as well as stock selection in materials helped. On a stock level, the top detractor was China State Construction International, one of the major construction companies in China. We feel the risk reward of this stock is deteriorating given the funding issue for its public-private partnership projects, as well as the company's move to non-core businesses. Although the company's current valuation already prices in a bear case scenario, we don't see a near term catalyst for this company and have trimmed the Fund's position in this name. Another detractor was Angel Yeast Co. Ltd., the largest yeast manufacturer in China.

We like the company's dominant market share, defensive growth profile and well incentivized management. If share price has been weak due to concerns over margin pressure. Over the long term we still like this company as a high quality beneficiary of the consumption upgrade story in China.

On the contributor side, top contribution came from the Fund's underweight position in Tencent Holdings Ltd., the leading online gaming and advertisement giant. The Fund has trimmed its position in this name amid policy uncertainties, but the company's business model, strong execution and well established ecosystem are still positives. Valuation of this company is now approaching a more reasonable level.

Outlook

Developments in the United States-China trade conflicts, volatility in the Renminbi, and slower growth momentum in the Chinese economy mean that earnings expectations of China / Hong Kong companies will inevitably face some pressure. That said, valuation of Greater China equities has come off significantly since peaking in January - the price to earnings ratio for MSCI China, MSCI Golden Dragon and Hang Seng Index are now 9.7x, 11.9x and 9.4x, respectively, as of end October. In the near term, we don't rule out a possible short term rebound driven by positive news flow on the trade front; however, we believe more fundamental improvements in corporate earnings is needed to support a sustainable recovery.

The Chinese regulators need to find the right balance between deleveraging and addressing near term pains in the economy. In recent months, we have seen rising supportive measures to help support both the economy and financial markets. We continue to like the companies that can benefit from policy stimulus measures, including infrastructure related names. The recent correction in technology has also allowed us to buy quality names on weakness.

In Brief

Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$298.5
Median Market Cap (in billions)	$11.6
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns)
 (as of 10/31/2018)

	Fund	Benchmark[1]
One Month	-11.97%	-11.48%
Three Month	-15.68%	-14.28%
One Year	-16.55%	-13.43%
Three Year	3.31%	7.26%

Net Asset Value / Market Price

Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 10/31/2018)	$18.98 / $16.98

High / Low Ranges (52-Week)

High / Low NAV	$26.38 / $18.45
High / Low Market Price	$24.70 / $16.63
Premium/Discount to NAV (as of 10/31/2018)	-10.54%

Fund Data (Common Shares)

Shares Outstanding	15,722,675
Average Daily Volume	24,972
Expense Ratio	1.49%

Fund Manager

Christina Chung,

CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 10/31/2018 | The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended October 31, 2018*

	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-11.97%	-15.68%	-18.99%	-16.55%	3.31%	3.49%	10.69%	9.53%
Market Price	-13.37%	-17.53%	-21.57%	-17.53%	3.94%	3.85%	10.44%	8.73%
MSCI Golden Dragon Index	-11.48%	-14.28%	-15.70%	-13.43%	7.26%	5.41%	10.74%	—

Calendar Year Returns

	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*Annualized	for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at October 31, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation

	Fund	Benchmark[1]
Financials	23.71%	24.41%
Information Technology	13.72%	15.22%
Consumer Discretionary	13.00%	14.24%
Communication Services	8.93%	16.47%
Energy	7.18%	3.69%
Real Estate	6.82%	7.93%
Industrials	6.65%	5.98%
Consumer Staples	4.56%	2.64%
Utilities	4.27%	3.90%
Health Care	1.72%	2.00%
Materials	1.34%	3.52%
Other assets & liabilities	8.10%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation

	Fund	Benchmark[1]
China	78.07%	76.96%
Hong Kong Red Chips	16.63%	9.04%
Hong Kong 'H' shares	23.83%	19.66%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	1.61%	1.54%
Other Hong Kong securities	36.00%	31.64%
Others	0.00%	15.08%
Taiwan	13.80%	23.03%
Other assets & liabilities	8.13%	0.00%

Top 10 Holdings

TAIWAN SEMICONDUCTOR MANUFAC (Taiwan)	8.96%
CHINA CONSTRUCTION BANK H (China)	5.83%
TENCENT HOLDINGS LTD (China)	5.19%
ALIBABA GROUP HOLDING SP ADR (China)	5.17%
PETROCHINA CO LTD H (China)	4.18%
AIA GROUP LTD (H.K.)	4.09%
PING AN INSURANCE GROUP CO H (China)	3.90%
CHINA EVERBRIGHT INTL LTD (China)	3.16%
HONG KONG EXCHANGES + CLEAR (H.K.)	3.08%
SUN HUNG KAI PROPERTIES (H.K.)	2.51%

Portfolio Characteristics

	Fund	Benchmark[1]
P/E Ratio	11.62	11.85
P/B Ratio	1.27	1.38
Issues in Portfolio	46	597
Foreign Holdings (%)	91.90	100.00
Other assets & liabilities (%)	8.10	0.00
Yield (%)	2.82	3.11

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 10/31/2018 | The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/2008	12/22/2008	12/24/2008	1/23/2009	$5.81740	$0.48130	$5.33610	—
12/9/2009	12/22/2009	12/24/2009	12/29/2009	$0.25570	$0.25570	—	—
12/8/2010	12/21/2010	12/24/2010	12/29/2010	$2.27420	$0.37460	$1.89960	—
12/8/2011	12/21/2011	12/23/2011	12/29/2011	$2.99640	$0.17420	$2.82220	—
12/10/2012	12/20/2012	12/24/2012	12/28/2012	$3.25170	$0.34730	$2.90440	—
12/13/2013	12/19/2013	12/23/2013	12/27/2013	$3.31400	$0.43870	$2.87530	—
12/8/2014	12/18/2014	12/22/2014	1/5/2015	$3.76510	$0.29820	$3.46690	—
12/16/2015	12/23/2015	12/28/2015	1/6/2016	$1.49580	$0.21330	$0.84620	$0.43630
12/9/2016	12/19/2016	12/21/2016	1/5/2017	$0.46780	$0.46780	—	—
12/8/2017	12/18/2017	12/19/2017	1/4/2018	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 10/31/2018 | The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Financials					23.71
CHINA CONSTRUCTION BANK H	939	6.22	21,935,000	17,403,845	5.83
AIA GROUP LTD	1299	59.35	1,611,400	12,199,478	4.09
PING AN INSURANCE GROUP CO H	2318	73.85	1,235,000	11,634,149	3.90
HONG KONG EXCHANGES + CLEAR	388	208.00	346,200	9,185,601	3.08
CHINA MERCHANTS BANK H	3968	30.20	1,870,500	7,205,794	2.42
BOC HONG KONG HOLDINGS LTD	2388	29.30	1,471,500	5,499,777	1.84
FUBON FINANCIAL HOLDING CO	2881	48.45	2,805,000	4,392,019	1.47
CATHAY FINANCIAL HOLDING CO	2882	49.00	2,030,000	3,214,620	1.08
Information Technology					13.72
TAIWAN SEMICONDUCTOR MANUFAC	2330	234.00	3,536,000	26,740,264	8.96
MEDIATEK INC	2454	227.50	669,000	4,918,641	1.65
DIGITAL CHINA HOLDINGS LTD	861	3.76	9,305,000	4,462,944	1.50
ASM PACIFIC TECHNOLOGY	522	67.70	228,600	1,974,159	0.66
FOCUS MEDIA INFORMATION TE A	2027	6.00	1,907,366	1,640,957	0.55
GOLDPAC GROUP LTD	3315	1.90	4,970,000	1,204,556	0.40
Consumer Discretionary					13.01
ALIBABA GROUP HOLDING SP ADR	BABA	142.28	108,358	15,417,176	5.17
GALAXY ENTERTAINMENT GROUP L	27	42.40	1,024,000	5,538,383	1.86
SHANGRI LA ASIA LTD	69	10.70	3,110,000	4,244,840	1.42
QINGLING MOTORS CO LTD H	1122	2.03	14,816,000	3,836,579	1.29
MGM CHINA HOLDINGS LTD	2282	11.08	2,305,200	3,258,109	1.09
CTRIP.COM INTERNATIONAL ADR	CTRP	33.28	84,376	2,808,033	0.94
NEW ORIENTAL EDUCATIO SP ADR	EDU	58.51	34,958	2,045,393	0.69
BRILLIANCE CHINA AUTOMOTIVE	1114	6.84	1,884,000	1,643,820	0.55
Communication Services					8.93
TENCENT HOLDINGS LTD	700	267.00	454,700	15,486,504	5.19
CHINA MOBILE LTD	941	73.30	510,000	4,768,605	1.60
CHINA UNICOM HONG KONG LTD	762	8.14	3,660,000	3,800,342	1.27
BAIDU INC SPON ADR	BIDU	190.06	13,605	2,585,766	0.87
Energy					7.18
PETROCHINA CO LTD H	857	5.74	17,048,000	12,482,527	4.18
CHINA OILFIELD SERVICES H	2883	7.35	4,770,000	4,472,217	1.50
CHINA PETROLEUM + CHEMICAL H	386	6.36	3,666,000	2,974,177	1.00
CHINA SHENHUA ENERGY CO H	1088	17.76	656,500	1,487,287	0.50
Real Estate					6.82
SUN HUNG KAI PROPERTIES	16	101.90	576,000	7,487,104	2.51
SWIRE PACIFIC LTD CL A	19	81.35	523,000	5,427,207	1.82
CHINA OVERSEAS LAND + INVEST	688	24.55	1,622,000	5,079,483	1.70
COUNTRY GARDEN HOLDINGS CO	2007	8.39	2,208,000	2,363,079	0.79
Industrials					6.64
CHINA EVERBRIGHT INTL LTD	257	6.25	11,811,221	9,416,554	3.16
CHINA STATE CONSTRUCTION INT	3311	5.59	6,912,000	4,928,704	1.65
QINGDAO PORT INTERNATIONAL H	6198	4.57	6,077,000	3,542,604	1.19
KING SLIDE WORKS CO LTD	2059	321.50	185,000	1,922,163	0.64
Consumer Staples					4.57
WH GROUP LTD	288	5.49	5,726,000	4,009,968	1.34
CHINA MENGNIU DAIRY CO	2319	23.10	1,224,000	3,606,705	1.21
ANGEL YEAST CO LTD A	600298	21.60	1,019,300	3,156,949	1.06
VINDA INTERNATIONAL HOLDINGS	3331	11.32	1,984,000	2,864,872	0.96
Utilities					4.27
BEIJING ENTERPRISES HLDGS	392	42.40	1,229,000	6,647,141	2.23
CHINA LONGYUAN POWER GROUP H	916	5.96	8,023,000	6,099,584	2.04
Health Care					1.72
CSPC PHARMACEUTICAL GROUP LT	1093	16.54	2,436,000	5,139,608	1.72
Materials					1.34

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 10/31/2018 | The China Fund, Inc.

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
TIANGONG INTL CO LTD	826	1.74	17,970,000	3,988,545	1.34

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY

 FS-CHN-1018

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED